AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AGREEMENT made the 19th day of October, 2007.

BETWEEN:

FOX PETROLEUM INC., a company incorporated pursuant to
the laws of the State of Nevada, with an office at 64 Knightsbridge,
London SW1X 7JF

(the “Employer”)

OF THE FIRST PART

AND:

RICHARD MOORE, of 1115 Finchley Road, London, NW11
OQD

(the “Executive”)

OF THE SECOND PART

WHEREAS:

A. The Employer has employed the Executive as President and Chief Executive Officer of the Employer since June 8, 2007;

B. The Employer and the Executive have entered into an Employment Agreement dated June 8, 2007 with respect to the terms of the Executive’s employment with the Employer (the “Employment Agreement”);

C. The Employer and the Executive wish to amend the terms of the Employment Agreement as hereinafter set out.

NOW THEREFORE, THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants herein contained, and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto agree as follows:

1.	COMPENSATION

1.1      The Employer and the Executive agree that Section 2.1 of the Employment Agreement is hereby deleted and the following substituted therefor:

	“2.1	Salary and Work Commitment

The Employer will pay to the Executive a salary of ₤9,000 per month, payable in ₤4,500 bi-monthly installments, in arrears, subject to all required tax withholdings, statutory and other deductions (“Base Salary”) commencing November 1, 2007. The Executive will be required to provide the Duties to the Employer a minimum of five (5) days per week (the “Time Commitment”).”

2.	BALANCE OF TERMS

All other terms of the Employment Agreement shall remain in full force and effect.

IN WITNESS WHEREOF. the parties hereto have executed this Amendment Agreement as of the date first written above.

FOX PETROLEUM INC.

Per:	/s/ Alexander Craven
Authorized Signatory

SIGNED, SEALED and DELIVERED by	)
RICHARD MOORE in the presence of:	)
)
/s/ J. Brown	)
Signature	)
J. Brown	)	/s/ Richard Moore
Print Name	)	RICHARD MOORE
Templar House, Templar	)
Address	)
Court, York, 4023 3YS	)
)
Property Manager	)
Occupation	)